LOAN AGREEMENT

                THIS LOAN AGREEMENT ("Agreement") is made July 31
                                     -------
                                      199k between the Borrower
          and Lender identified in the attached Authorization issued by the U.S.
     Small  Business  Administration   ("SBA")to  Lender,  dated  July  15  1998
     ("Authorization")
                  -------

SBA has authorized a guaranty of a loan from Lender to Borrower for the amount and under the terms stated in the attached Authorization (the "Loan").

In consideration of the promises in this Agreement and for other good and valuable consideration, Borrower and Lender agree as follows:

1. Subject to the terms and conditions of the Authorization and SBA's Participating Lender Rules as defined in the Guarantee Agreement between Lender and SBA, Lender agrees to make the Loan if Borrower:

          a. Provides Lender with all certifications, documents, or other information Lender is required by the
         Authorization to obtain from Borrower or any third party;

b.       Executes a note and any other documents required by Lender; and

          c. Does everything necessary for Lender to comply with the terms and conditions of the Authorization
                ("Borrower's Obligations").

2.       The terms and conditions of this Agreement:

          a. Are binding on Borrower and Lender and their successors and assigns;

               b. Will remain in effect after the closing of the Loan,

3 Failure to abide by any of the Borrower's Obligations or terms of the Authorization that pertain to the Borrower nstitute an eve of default under er the note and other loan documents.

Lender:

BancFirst Commercial Capital
101 N. Broadway, Suite 460
Oklahoma City, OK 73102

    SBA approves, under Section 7(a) of the Small Business Act as amended, Lender's application, received 7-8-98, for SBA to guarantee 75% of a loan ("Loan') in the amount of $l,000,000,00 to assist:

    Borrower:

     I. Ethos communications Corp. 14516 Lisa Lane
        Edmond, OK 73013


    A. THE GUARANTEE FEE IS $25,937.50. Lender must pay the guarantee fee within 90 days of the date of this Authorization or immediately after initial disbursement, whichever comes first. The 90-day deadline may not be extended. Lender must send the guarantee fee to the Small Business Administration, Denver, CO 80259-0001. Lender may collect this fee from Borrower after initial disbursement of Loan. Borrower may use Loan proceeds to pay the fee. No part of the guarantee fee is refundable if Lender has made any disbursement.

          B. ONGOING SERVICING FEE - Lender agrees to pay an ongoing fee equal to one-half of one percent per year of the guaranteed portion of the outstanding balance. Lender may not charge this fee to Borrower.

   C.   IT IS LENDER'S SOLE RESPONSIBILITY TO:

          1. Close the Loan in accordance with the terms and conditions of this Authorization.

        2. Obtain valid and enforceable Loan documents, including obtaining the signature or written consent of any obligor's spouse if such consent or signature is necessary to bind the marital community or create a valid lien on marital property.

          3. Retain all Loan closing documents. Lender must submit these documents, along with other required documents, to SBA for review if Lender requests SBA to honor its guarantee on the Loan, or at anytime SBA requests the documents for review.

          i. Lender may use its own forms except as otherwise instructed in this AuthOriZatiOn. Lender must use the following SBA forms for the Loan:

SBA Form 147, Note

SBA  Form  1050,   Settlement   Sheet,  for  each  disbursement  SBA  Form  159,
Compensation Agreement, for each representative SBA Form 2004, Lender's Certification SBA Form 722, Equal Opportunity Poster SBA Form 793, Notice to New Borrowers SBA Form 148, Guarantee

          2. Lender may use computer-generated versions of mandatory SBA Forms, as long as these versions are exact reproductions.

          3. Lenders must submit completed SBA Forms 159 and 2004 for non-PLP loans to the SBA immediately after final disbursement.

E. CONTINGENCIES - SBA issues this Authorization in reliance on representations in the Loan application, including supporting documents. The guarantee Is contingent upon Lender:

          i. Complying with the current SBA Standard Operating Procedures (SOP) and SBA Loan Guarantee Agreement (SBA Form 750, dated 7-2-90), and any supplemental agreements, between Lender and SBA;

2. Making initial disbursement of the Loan no later than 12 months, and completing disbursement no later than 12 months, from the date of this Author zation, unless SBA extends the time in writing;

          3. Having no evidence since the date of the Loan application, or any preceding disbursement, of any unremedied adverse change in the financial condition, organization, operations. or fixed assets of Borrower which would warrant withholding or not making any further disbursement, and;

4 satisfying all of the conditions in this Authorization.

F.       NOTE TERMS:

i.       Maturity: This Note will mature in 7 year(s) from date of Note.

2 Repayment Terms: Lender must insert onto SBA Note, Form 147, to be executed by Borrower, the following repayment terms, without modification. Lender must complete all blank terms on the Note at time of closing:

The interest rate on this Note will fluctuate. The initial interest rate is 11% per year. This initial rate is the prime rate on the date SBA received the loan application, plus 2.5%.

Borrower must pay principal and interest payments of SI 7,123.00 every month, beginning one month from the month of this Note; payments must be made on the 31 st calendar day in the months they are due.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce pnncipal.

Lender may adjust the interest rate for the first time no earlier than the first calendar day of the first month after initial disbursement. The interest rate will then be adjusted quarterly (the "change period').

The `Prime Rate" is the prime rate published in the Wall Street Journal, in effect on the first business day of the month in which a change occurs.

The adjusted interest rate will be 2.5% above the Prime Rate. Lender will adjust the interest rate on the first calendar day of each change period. The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

All remaining principal and accrued interest is due and payable 7 year(s) from date of Note.

Borrower agrees that if default occurs on this Note or on any other outstanding SBA or SBA-guaranteed loan, Lender has the option to make this Note and such other loans immediately due and payable.

G.                                    USE OF PROCEEDS

I. Si ,000,000.00 to purchase the business known as Ethos Communications Corp., according to the executed Purchase Agreement dated 6-1 1-98.

All amounts listed above are approximate, Lender may not disburse Loan proceeds solely to pay the guarantee fee. Lender may disburse to Borrower, as working capital only, funds not spent for the listed purposes as long as these funds do not exceed 10% of the specific purpose authorized or S 10,000.00, whichever is less. An Eligible Passive Company may not receive working capital funds.

Lender must complete SBA Form 1050, Settlement Sheet, for each disbursement and retain these forms in its Loan file. Lender must document that Borrower used the loan proceeds for the purposes stated in this Authorization

Lender must obtain a lien on 100% of the interests in the following collateral and properly perfect all lien positions:

First Perfected Security Interest, subject to no other liens, in the following personal property, whether now owned or later acquired, wherever located, and the proceeds therefrom: Equipment; Fixtures; Inventory; Accounts; Instruments; Chattel Paper; General Intangibles;

a. Lender must obtain a written agreement from all Lessors (including sublessors) agreeing to: (1) Subordinate to Lender Lessor's interest, if any, in this property; (2) Provide Lender written notice of default and reasonable opportunity to cure the default; and (3) Allow Lender the right to take possession and dispose of or remove the collateral.

b. Lender must obtain a list of all equipment and fixtures that are collateral for the Loan. For items with a unit value of $500 or more, the list must include a description and serial number, if applicable.

c. Lender must obtain an appropriate Uniform Commercial Code lien search evidencing all required lien positions. If UCC search is not available, another type of lien search may be substituted.

          2.  Guarantee  on SBA Form  148,  by  Robert  W.  Crull,  resident  in
     Oklahoma.

The following language must appear in all lien instruments including Mortgages, Deeds of Trust, and Security Agreements:

"The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners. If the United Slates is seeking to enforce this document, then under SBA regulations.

a) When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

b) Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability. No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

ADDITIONAL CONDITIONS

Insurance Requirements

Prior to disbursement, Lender must require Borrower to obtain the following insurance coverage and maintain this coverage for the life of Loan:

a. Flood Insurance. If FEMA Form 81-93 reveals that any portion of the collateral is located in a special flood hazard zone, Federal flood insurance or other appropriate special hazard insurance in amounts equal to the lesser of the insurable value of the property or the maximum limit of coverage available is required. (Borrower will be ineligible for any future SBA disaster assistance or business loan assistance if Borrower does not maintain flood insurance for the entire term of the Loan.)

b. Personal Property Hazard Insurance coverage on all equipment, fixtures or inventory that is collateral for the Loan, in the amount of full replacement costs. If full replacement cost insurance is not available, coverage should be for maximum insurable value. This policy must contain a LENDERS LOSS PAYABLE CLAUSE in favor of Lender. This clause must provide that any act or neglect of the debtor or owner of the insured property will not invalidate the interest of Lender. The policy or endorsements must provide for at least 10 days prior written notice to Lender of policy cancellation.

c. Life Insurance, satisfactory to Lender: (1) on the life of Robert W. Crull in the amount of $1,000,000.00.

Lender must obtain a collateral assignment of each policy with Lender as assignee which provides that Insurer will give Lender at least 30 days written notice of payment default and a right to cure. Lender must also obtain acknowledgment of the assignment by the Home Office of the Insurer.

2.Borrower, Guarantor and Operating Company Documents

a.Prior to closing, Lender must obtain from Borrower, Guarantor and Operating Company a current copy of each of the following as appropriate: (1)Corporate Documents - Articles or Certificate of Incorporation (with amendments), any By-laws, Certificate of Good Standing (Or equivalent), Corporate Borrowing
Resolution, and, if a foreign corporation, current authority to do business within this state.

(2)LImited Liability Company (LLC) Documents - Articles of Organization (with amendments), Fact Statement or Certificate of Existence, Operating Agreement, Borrowing Resolution, and evidence of any state-required registration.

(3)      General Partnership Documents

(6) Trustee Certification - A Certificate from the trustee warranting that:

(a) The trust will not be revoked or substantially amended for the term of the Loan without the consent of SBA; (b) The trustee has authority to act; (c) The trust has the authority to borrow funds, guarantee loans, and pledge trust assets, (d) If the trust is an Eligible Passive Company, the trustee has authority to lease the property to the

      Operating Company;
 (e) There is nothing in the trust agreement that would prevent Lender from realizing on any security interest in trust assets;

 (f) The trustee has provided accurate, pertinent language from the trust agreement confirming the above; and (g) The trustee has provided and will continue to provide SBA with a true and complete list of all trustors and donors.

3. Operating Information

Prior to any disbursement of Loan proceeds, Lender must obtain:

a. Verification of Financial Information.. Lender must submit IRS Form 4506 to the Internal Revenue Service to obtain federa] income tax information on Borrower for the last three (3) years (unless Borrower is a startup business). If the business has been operating for less than 3 years Lender must obtain the information for all years in operation. This requirement does not include tax information for the most recent fiscal year if the fiscal year-end is within 6 months of the application date. Lender must compare the tax data received from the IRS with the financial data or tax returns submitted with the Loan application, and relied upon in approving the loan. Borrower must resolve any significant differences to the satisfaction of Lender and SBA before Lender disburses Loan proceeds.

 b.Trade Name - Evidence Borrower has complied with state requirements for registration of Borrower's trade name (or fictitious name),

 c.Authority to Conduct  Business - Evidence  that the  Borrower has an Employer
      Identification Number and all insurance, licenses, permits and other approvals necessary to lawfully operate the business.

d. Flood Hazard Determination - A completed Standard Flood Hazard Determination (FEMA Form 81-93).

e. Lease - Current lease(s) on all business premises where collateral is located with term, including options, at least as long as the term of the Loan,

4. Certifications and Agreements

Lender must require Borrower to certify:

 a.Child  Support  - That no  principal  who  owns at  least  50% of the  voting
      Interest of the company is delinquent more than 60 days under the terms of any (I) administrative order, (2) court order, or (3) repayment agreement requiring payment of child support.

b. Current Taxes - Borrower is current on all federal, state, and local taxes, including but not limited to income taxes, payroll taxes, real estate taxes, and sales taxes.

c. That Borrower will: (1) Reimbursable Expenses- Reimburse Lender for expenses incurred in the making and administration of the Loan. (2) Books, Records, and Reports- (a) Keep proper books of account in a manner satisfactory to Lender;
(b) Furnish year-end statements to Lender within 60 days of fiscal year end; (c) Furnish additional financial statements or reports whenever Lender requests them; (d)Allow Lender or SBA, at Borrower's expense, to:

 Inspect and audit books, records and papers relating to Borrower's financial or business condition; and Inspect and appraise any of Borrower's assets; and

Allow all government authorities to furnish reports of examinations, or any records pertaining to Borrower, upon request by Lender or SBA.

(3)Equal Opportunity - Post SBA Form 722, Equal Opportunity Poster, where it is clearly visible to employees, applicants for employment and the general public, and comply with the requirements of SBA Form 793, Notice to New SBA Borrowers.

(4)American-made Products - To the extent feasible, purchase only American-made equipment and products with the proceeds of the Loan.

(5)Taxes - Pay all federal, state, and local taxes, including income, payroll, real estate and sales taxes of the business when they come due.

  d. That Borrower will not, without Lender's prior written consent:
  (1)Distributions- Make any distribution of company assets that will adversely affect the financial condition of Borrower.

  (2)Ownership Changes - Change the ownership structure or interests in the business during the term of the Loan.

  (3)Transfer of Assets - Sell, lease, pledge, encumber (except by purchase money liens on property acquired after the date of the Note), or otherwise dispose of any of

  Borrower's property or assets, except in the ordinary course of business.

Borrower acknowledges that:

I. Borrower has received a copy of this Authorization and SBA Form 793, Notice to New SBA Borrower, from Lender.
2. SBA requires the above conditions to guarantee Loan. 3. This Authorization is a commitment by Lender to make a loan to Borrower;

4. This Authorization is between Lender and SBA and creates no third party rights or benefits to Borrower;

5. The Loan Note will require Borrower to give Lender prior notice of intent to prepay.

6. If Borrower defaults on Loan, SBA may be required to pay Lender under the SBA guarantee. SBA may then seek recovery of these funds from Borrower. Under SBA regulations, 13 CFR Part 101, Borrower may not claim or assert against SBA any immunities or defenses available under local law to defeat, modify or otherwise limit Borrower's obligation to repay to SBA any funds advanced by Lender to Borrower.

7. Payments by SBA to Lender under SBA's guarantee will not apply to the Loan account of Borrower, or diminish the indebtedness of Borrower under its Note or the obligations of any personal guarantor of the Note.